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EXHIBIT 10.44

                 MARABELLA ENTERPRISES LIMITED

                              AND

                    DURUM ENERGY CORPORATION

                              AND

                       PEP 38716 LIMITED

                              AND

                  EURO PACIFIC ENERGY PTY LTD

           AGREEMENT TO CONTRIBUTE TO FARM IN OPTION

                       RUDD WATTS & STONE
                           SOLICITORS
                          WELLINGTON,
                   AUCKLAND AND NEW PLYMOUTH

AGREEMENT dated May 6, 1998

BETWEEN   MARABELLA ENTERPRISES LIMITED ("Marabella")

AND       DURUM ENERGY CORPORATION ("Durum")

AND       PEP 38716 LIMITED ("716 Ltd")

AND       EURO PACIFIC ENERGY PTY LTD ("Euro")

BACKGROUND

A. By an Option Agreement dated 21 April 1997, Marabella granted to Australian Worldwide Exploration NL (or its nominee now nominated as AWE New Zealand Pty Limited) ("AWE") an option to acquire from Marabella a 25% undivided interest in PEP 38716 and PEP 38716 Joint Venture.

B. By letter dated 10 April 1997, Marabella offered to the other participants in PEP 38716 the right to contribute interest to the Option Agreement. Durum and 716 Ltd, by facsimile dated 2 May 1997, agreed to take up the offer to participate pro rata in the Option Agreement with Marabella. By facsimile dated 12 May 1997, Euro advised that it also wished to participate in the Option Agreement. So Marabella, 716 Ltd, Durum and Euro (collectively referred to as the "Assignors") would contribute undivided interests to AWE (if AWE exercised the option) in the following percentages:


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Marabella:                    13.2%
716 Limited:                   7.6%
Durum:                         2.0%
Euro:                          2.2%
Total:                        25.0%

C. On 30 June 1997, AWE exercised the option referred to in Recital A. AWE did not object to splitting the Option Agreement among the other participants, but did not wish to deal directly with the participants other than Marabella.

D. The Agreement is entered into by the parties to recognize the contribution of interest by Durum, 716 Ltd and Euro, and their pro rata entitlement to the benefits and obligations accruing under the Option Agreement.

THE PARTIES AGREE

1. In consideration for Durum, 716 Ltd and Euro obtaining a pro rata share of the benefits under the Option Agreement, they each agree to assign an undivided interest in PEP 38716 and the PEP 38716 Joint Venture to AWE in the amounts set out in Recital B. Marabella agrees to share and pass on such pro rata benefits directly to Durum, 716 Ltd, and Euro in consideration for such agreement to assign.

2.   In particular, but without limiting the generality of clause
1, Marabella agrees:

(a) to cash call AWE for $2 million, when cash calls are to be made for the drilling of the Huinga Well, and apply the proceeds of this cash call directly to the accounts of the Assignors within 48 hours of receipt of funds from AWE, as follows:

Marabella:                    52.8%     $1,056,000.00
716 Limited:                  30.4%     $  608,000.00
Durum:                         8.0%     $  160,000.00
Euro:                           8.8%    $  176,000.00
                              100.0%    $2,000,000.00

(b) that Durum, 716 Ltd, and Euro shall be entitled to enforce, directly or by joining Marabella as a party, any obligation to be performed by AWE under the Option Agreement (or any amendments to its performance agreed by Marabella and AWE). Any reference to "Marabella" in the Option Agreement is, for the purposes of this clause, to be read as a reference to the Assignors in pro rata shares;

(c) Marabella, in making cash calls on the Assignors for the Huinga Well, will take into account the amounts to be paid by AWE and credited to the accounts of the parties, and reduce such cash calls accordingly.

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3.   Durum, 716 Ltd, and Euro agree to execute such documents as are necessary, in terms agreed between the participants in PEP
38716, to effect the transfer agreed by clause 1.

SIGNED on behalf of MARABELLA
ENTERPRISES LIMITED
in the presence of:

/s/ N. Charalambols                /s/ N. Malloy
Signature of Witness               Signature of N. Malloy

SIGNED on behalf of DURUM ENERGY
CORPORATION by its duly
authorized attorney in the presence of:

/s/ Jeanette Watson                /s/ Jenni Lean
Signature of Witness               Signature of Jenni Lean

SIGNED on behalf of PEP 38716 LIMITED by its sole director in the presence of:

/s/ Jeanette Watson                /s/ Jenni Lean
Signature of Witness               Signature of Jenni Lean

SIGNED on behalf of EURO PACIFIC
ENERGY PTY LTD by a director
in the presence of:

/s/ Audrey Svamble                 /s/ Colin Crabb
Signature of Witness               Signature of Colin Crabb

                 CERTIFICATE OF NON-REVOCATION
                      OF POWER OF ATTORNEY

     I, JENNIFER MARGARET LEAN, hereby certify:

1.   THAT by a Power of Attorney dated 19 June 1997 DURUM ENERGY
CORPORATION appointed me its attorney on the terms and subject to the conditions set out in such Power of Attorney.

2. THAT at the date hereof I have not received any notice or information of the revocation of this appointment by any means whatsoever.

SIGNED at Wellington the  6th  day of   May   1998

/s/ Jenni Lean
Jennifer Margaret Lean